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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              December 30, 1999



                              U.S. CAN CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          1-13678                                       06-1094196
  (Commission File Number)                 (I.R.S. Employer Identification No.)

   900 Commerce Drive, Oak Brook, IL                         60523
(Address of principal executive offices)                   (Zip Code)


                                 (630) 571-2500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS

         (a) U.S. Can Corporation (the "Company") has determined that May Verpackungen GmbH & Co. KG ("May"), is not a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X and, therefore, audited financial statements of May are not required to be filed.

         (b) The Company has determined that May is not a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X and, therefore, pro forma financial information is not required to be filed.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                U.S. CAN CORPORATION

Date:    March 2, 2000                          By:  /s/ John L. Workman
                                                    ---------------------------

                                                    John L. Workman
                                                    Executive Vice President
                                                    And Chief Financial Officer



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